FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

FFI Government Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 24, 2019 to the

Summary Prospectuses, Prospectus and Statement of Additional Information

of the Funds, each dated August 28, 2019

On September 19, 2019, the Board of Trustees of Funds For Institutions Series on behalf of each Fund approved a proposal to reopen the Fund to share purchases. Accordingly, effective immediately, the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information are amended as follows:

The sections of the Funds’ Summary Prospectuses entitled “Key Facts About BlackRock Premier Government Institutional Fund—Purchase and Sale of Fund Shares,” “Key Facts About BlackRock Select Treasury Strategies Institutional Fund—Purchase and Sale of Fund Shares” and “Key Facts About FFI Government Fund—Purchase and Sale of Fund Shares” and the sections of the Funds’ Prospectus entitled “Fund Overview—Key Facts About BlackRock Premier Government Institutional Fund—Purchase and Sale of Fund Shares,” “Fund Overview—Key Facts About BlackRock Select Treasury Strategies Institutional Fund—Purchase and Sale of Fund Shares” and “Fund Overview—Key Facts About FFI Government Fund—Purchase and Sale of Fund Shares” are amended to delete the last paragraph of each such section in its entirety.

The section of the Funds’ Prospectus entitled “Account Information—How to Buy, Sell and Exchange Shares—Purchase of Fund Shares” is amended to delete such section in its entirety and replace it with the following:

Purchase of Fund Shares

The chart below outlines the deadlines for receipt of purchase orders for the Funds’ shares. If your purchase order is received by the Fund by the applicable deadline and Federal Funds are received by the Transfer Agent prior to the close of the Federal Funds wire (normally 6:00 p.m. Eastern time) on that same day, the purchase order will be effected as of the applicable deadline and dividends will be earned that day.

Fund	Deadline (Eastern time)
Premier Government Institutional Fund	5:00 p.m.
Treasury Strategies Institutional Fund	2:30 p.m.
Select Treasury Strategies Institutional Fund	2:30 p.m.
Government Fund	5:00 p.m.
Treasury Fund	2:00 p.m.

Treasury Strategies Institutional Fund and Treasury Fund no longer accept purchase orders. Dividends will continue to be reinvested, at the shareholders’ option, in shares of Treasury Strategies Institutional Fund and Treasury Fund, as applicable. Shareholders may continue to redeem their shares of Treasury Strategies Institutional Fund and Treasury Fund.

The section of the Funds’ Statement of Additional Information entitled “Investment Objectives and Policies” is amended to delete the fifth paragraph of such section in its entirety and replace it with the following:

Treasury Strategies Institutional Fund and Treasury Fund no longer accept purchase orders. Dividends will continue to be reinvested, at the shareholders’ option, in shares of Treasury Strategies Institutional Fund and Treasury Fund, as applicable. Shareholders may continue to redeem their shares of Treasury Strategies Institutional Fund and Treasury Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFIS-0919SUP